Supplement, dated December 21, 1999, to the
            Statement of Additional Information, dated June 1, 1999,
                   of Seligman Capital Fund, Inc. (the "Fund")


     The following new disclosure is added as the last paragraph under "Description of the Fund and its Investments and Risks -- Fund Policies" on page 5 of the Fund's Statement of Additional Information:

     "The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the Investment Company Act of 1940, as amended (1940 Act). This policy is not fundamental."





EQCA1A - SUPP 12/1999